Exhibit 99.2

Good Gaming Inc. Engages RedChip to Lead Investor Relations Efforts

Kennett Square, PA, January 13th, 2022 (GLOBE NEWSWIRE) — Good Gaming, Inc. (OTCQB: GMER) (the “Company”), an innovative brand leading the gaming industry across multiple segments in the space since 2008, is pleased to announce it engaged RedChip Companies (“RedChip”) to lead its investor relations efforts.

“We are excited to begin working with RedChip as we position the Company for accelerated growth in 2022,” said David B. Dorwart, Chairman and CEO of Good Gaming. “After comparing the alternatives, we selected RedChip to help increase our visibility amongst investors because they have an impeccable reputation and a multi-decade track record of results. We look forward to a beneficial relationship that broadens our shareholder base and effectively communicates our exciting story to the investment community.”

“Building on their history of successfully navigating the ever evolving gaming industry, Good Gaming is now pioneering the world of NFT and blockchain gaming,” commented Dave Gentry, CEO of RedChip. “We are very pleased to have the opportunity to introduce Good Gaming to our vast network of investors.”

RedChip is the world leader in investor relations, financial media, and research for microcap and small-cap stocks. Founded in 1992 and headquartered in Orlando, Florida, with affiliates in New York and Pittsburgh, RedChip has helped hundreds of companies achieve their capital markets goals and currently represents 70+ emerging growth companies.

RedChip’s unique platform combines traditional investor relations services with multi-media marketing, including social media and email marketing, as well as a weekly TV show, the RedChip Money Report®, which airs on Bloomberg at 7 p.m. ET every Saturday. RedChip’s traditional investor relations platform includes retail and institutional roadshows in major U.S. cities, press release writing, strategic counsel, management of quarterly conference calls, scriptwriting, power-point presentation development, and more.

About Good Gaming, Inc.

Good Gaming is an innovative brand leading the gaming industry across multiple segments in the space since 2008. Beginning with our roots as a collaborative space for gamers to share their knowledge, we went on to establish ourselves as one of the leaders in hosting Hearthstone tournaments. In 2016, we expanded our reach to include establishing multiple Minecraft servers with some of the most popular versions of Prison and SkyBlock, then developing our completely custom-developed NFT blockchain game, MicroBuddies™, in 2021. The Good Gaming advantage comes from our development team’s close relationship with the player communities of all of our games. The constant communication and resulting feedback further expand our proprietary content, and we continue to be influencers in the realm. Good Gaming continues to find exciting and innovative ways to branch across the gaming industry. As a staff and community, our goal is to cement our place as a fun and collaborative place for ALL gamers to enjoy.

For more information about Good Gaming, please visit our website:

https://www.good-gaming.com

Safe Harbor: This release contains statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements appear in a number of places in this release and include all statements that are not statements of historical fact regarding the intent, belief or current expectations of Good Gaming Inc., its directors or its officers with respect to, among other things: (i) financing plans; (ii) trends affecting its financial condition or results of operations; (iii) growth strategy and operating strategy. The words “may,” “would,” “will,” “expect,” “estimate,” “can,” “believe,” “potential,” and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond Good Gaming Inc.’s ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors. More information about the potential factors that could affect the business and financial results is and will be included in Good Gaming, Inc.’s filings with the Securities and Exchange Commission, including those set forth as “Risk Factors” in such filings.

Investor Contact:

Dave Gentry, CEO
RedChip Companies Inc.
407-491-4498
Dave@redchip.com